                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                 NEW 9.15% SENIOR SUBORDINATED NOTES DUE 2008
                          FOR ANY AND ALL OUTSTANDING
                   9.15% SENIOR SUBORDINATED NOTES DUE 2008

                                      OF

                          EXTENDED STAY AMERICA, INC.

              PURSUANT TO THE PROSPECTUS DATED             , 1998


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
           , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.


                                  DELIVER TO:
            MANUFACTURERS AND TRADERS TRUST COMPANY, EXCHANGE AGENT

  By Registered Mail, Certified Mail,        By Facsimile Transmission:

 Overnight Courier, or Hand Delivery:
    Manufacturers and Traders Trust                (716) 842-4474
                Company

              50 Broadway                       Confirm by telephone:

               7th Floor
       New York, New York 10004                    (716) 842-5602
     Attention: Russell T. Whitley

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  By execution hereof, the undersigned acknowledges that he or she has
received and reviewed the Prospectus dated                , 1998 (the
"Prospectus") of Extended Stay America, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an equal principal amount of its newly issued 9.15% Senior Subordinated Notes due 2008 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for its outstanding 9.15% Senior Subordinated Notes due 2008 (the "Old Notes"). Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  This Letter of Transmittal is to be completed by a Holder of Old Notes if:
(i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Certificates, or Book-Entry Confirmation (as defined herein) of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this

Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message (as defined below) in lieu of this Letter of Transmittal. The term "Book-Entry Confirmation" means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

  Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal, or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1, printed below, regarding the completion of this Letter of Transmittal.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed assignment from a registered holder. Holders who wish to tender their Old Notes and are not eligible to tender their Old Notes via a Book-Entry Confirmation and an Agent's Message must complete in its entirety and execute and deliver this Letter of Transmittal.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  The undersigned has completed, executed, and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 10 herein.

  List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, the aggregate principal amount of Notes represented by each such certificate, and the principal amount of Notes tendered with respect to each such certificate on a separate signed schedule and attach the list to this Letter of Transmittal.

                            DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------
                                                    AGGREGATE
                                                    PRINCIPAL
                                                    AMOUNT OF
                                                      NOTES
                                                   REPRESENTED
                                                        BY
                                                 CERTIFICATE(S)**

                                                                   PRINCIPAL
    NAME(S) AND ADDRESS(ES) OF      CERTIFICATE                    AMOUNT OF
 REGISTERED HOLDER(S) (PLEASE FILL   NUMBER(S)*                      NOTES
           IN, IF BLANK)                                          TENDERED***
--------------------------------------------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                   --------------------------------------------
                                    PRINCIPAL AMOUNT OF OLD
                                    NOTES TENDERED
--------------------------------------------------------------------------------
   * DOES NOT need to be completed by Holders who are tendering by book-entry transfer.
  ** Unless indicated in the column labeled "Principal Amount of Notes
     Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire principal amount represented by the column labeled "Aggregate Principal Amount of Notes Represented by Certificate(s)."
 *** The minimum permitted tender is $1,000 in principal amount of Old
     Notes. All other tenders must be in integral multiples of $1,000.



 [_]CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

 [_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

   Name of Tendering Institution: _________________________________________

   Account Number: ________________________________________________________

   Transaction Code Number: _______________________________________________

 [_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

   Name(s) of Registered Holder(s) of Old Notes: __________________________

   ------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery: ____________________

   Window Ticket Number (if available): ___________________________________

   Name of Institution which Guaranteed Delivery: _________________________

   Account Number (if delivered by book-entry transfer): __________________

 [_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING
    ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: __________________________________________________________________

   Address: _______________________________________________________________

   ------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5, AND 6)

  To be completed ONLY (i) if certificates for Old Notes not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes ten-dered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue certificate(s) to:

Name ___________________________________________________________________________
                             (Please Type or Print)

Address ________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)

--------------------------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
                               DTC Account Number

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5, AND 6)

  To be completed ONLY if certificates for Old Notes not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to some-one other than the undersigned, or to the undersigned at an address other than that shown above.

Mail certificate(s) to:

Name ___________________________________________________________________________
                             (Please Type or Print)

Address ________________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)

--------------------------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of this principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present certificates for such Old Notes for transfer or evidence of book-entry transfer of such Old Notes and to transfer the Old Notes on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign, and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that (i) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, or a broker-dealer who receives such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold, and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, or a broker-dealer who receives such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in and do not intend to engage in a distribution of the New Notes and have no arrangement or understanding with any person to participate in a distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer, and exchange of the Old Notes tendered hereby.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as, and if the Company has given oral or written notice thereof to the Exchange Agent.

  If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering Holder as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity, or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, and assigns.

  The undersigned understands that tenders of Old Notes pursuant to any of the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, please credit such New Notes and any Old Notes not tendered or exchanged to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated or, in the case of a book-entry transfer of Old Notes, please credit such New Notes and any Old Notes not tendered or not exchanged to the account indicated above maintained at DTC. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

                           Signature(s) of Holder(s):

 ---------------------------------------------------------------------------

 ---------------------------------------------------------------------------

 Dated:  , 1998                           Telephone Number: (   ) ___________

   The above lines must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on the certificate for the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.

   If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

 Name(s): __________________________________________________________________

 ---------------------------------------------------------------------------
                                 (Please Print)

 Capacity (full title): ____________________________________________________

 Address: __________________________________________________________________

 ---------------------------------------------------------------------------
                                                              (Include Zip Code)

 Area Code and Telephone No.: ______________________________________________

 Taxpayer Identification or Social Security No.: ___________________________

                           GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 4)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE SIGNATURE GUARANTEE IN SPACE BELOW.

 Authorized Signature: _____________________________________________________

 Name: _____________________________________________________________________
                                 (Please Print)

 Name of Firm: _____________________________________________________________

 Address: __________________________________________________________________

 ---------------------------------------------------------------------------
                                                              (Include Zip Code)

 Area Code and Telephone No.: ______________________________________________

 Dated: ______________________________________________________________, 1998

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. This Letter of Transmittal is to be completed if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to 5:00 P.M., New York City time, on the Expiration Date; provided, however, that book-entry transfers of Old Notes may be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). Although delivery of Old Notes may be effected through ATOP, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signatures guarantees, or an Agent's Message in lieu of this Letter of Transmittal, and any other required documents, must in any case be delivered to and received by the Exchange Agent at its address set forth above on or prior to the Expiration Date, or the guaranteed delivery procedure set forth in this Instruction 1 must be complied with.

  The method of delivery of the tendered Old Notes, this Letter of Transmittal, and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

  Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal, or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein) (A) a bank; (B) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (C) a credit union; (D) a national securities exchange, registered securities association or clearing agency; or (E) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes (unless such Old Notes are to be tendered via a Book-Entry Confirmation), and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, (A) either (1) this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes or (2) an Agent's Message delivered in connection with a book-entry transfer, and (B) any other required documents will be deposited by the Eligible Institution with the Exchange Agent or otherwise received by the Exchange Agent; and (iii) either (A) such properly completed and executed Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing all tendered Old Notes, or (B) an Agent's Message delivered in connection with a book-entry transfer, and all other documents required by this Letter of Transmittal, all in proper form for transfer, must be received by the

Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes, will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed assignment from the registered holder.

  3. PARTIAL TENDERS; WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Old Note certificate is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Old Notes" above. The entire principal amount of Old Notes set forth on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then an Old Note certificate for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, or, in the case of a book-entry transfer, such Old Notes certificate and the certificate or certificates representing New Notes will be credited to an account maintained at DTC, promptly after the Old Note is accepted for exchange.

  To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn (including the certificate number),
(iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Exchange Agent register the transfer of such Old Notes in the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the person having deposited the Old Notes to be withdrawn. All questions as to the validity, form, and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

  4. SIGNATURES ON THE LETTER OF TRANSMITTAL; ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement, or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes are to be reissued) to the registered Holder, then said Holder need not and should not endorse any tendered Old Notes. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed assignment with this Letter of Transmittal, with the signatures on the endorsement or assignment guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate assignments, in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

  If this Letter of Transmittal (or facsimile hereof) or any Old Notes or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Old Notes or signatures on assignments required by this Instruction 4 must be guaranteed by an Eligible Institution.

  Except as otherwise provided below, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and such Holder(s) has (have) not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Old Notes are tendered for the account of an Eligible Institution.

  5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for any principal amount of Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

  7. 31 PERCENT BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under United States federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31 percent of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form
W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31 percent of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions, and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional United States Federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any Old Note tendered.

  9. MUTILATED, LOST, STOLEN, OR DESTROYED OLD CERTIFICATES. Any tendering Holder whose certificate(s) representing Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

             PAYER'S NAME: MANUFACTURERS AND TRADERS TRUST COMPANY
--------------------------------------------------------------------------------
                          PART 1: PLEASE PROVIDE
                          YOUR TIN IN THE BOX AT
                          RIGHT AND CERTIFY BY
                          SIGNING AND DATING BELOW

 SUBSTITUTE
                                                     -------------------------

 IRS FORM W-9                                             Social Security
                                                             Number(s)


 PAYERS REQUEST FOR
 TAXPAYER                                            OR ______________________
 IDENTIFICATION           PART 2: CERTIFICATES--Under penalties of perjury, I
                          certify that:
                                                      Employer Identification
                                                             Number(s)
                         ------------------------------------------------------
 NUMBER ("TIN")           (1) The number shown on this form is my correct
                              taxpayer identification number (or I am waiting for a number to be issued for me), and

 DEPARTMENT OF THE
 TREASURY                 (2) I am not subject to backup with holding be-
  INTERNAL REVENUE            cause: (a) I am exempt from backup withholding,
 SERVICE                      or (b) I have not been notified by the Internal
                              Revenue Service (IRS) that I am subject to
                              backup withholding as a result of a failure to
                              report all interest or dividends, or (c) the
                              IRS has notified me that I am no longer subject
                              to backup withholding.
                         ------------------------------------------------------
                          PART 3: Awaiting TIN [_]
                         ------------------------------------------------------
                          CERTIFICATION INSTRUCTIONS--You must cross out item
                          (2) above if you have been notified by the IRS that you are currently subject to backup withholding be-cause of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup with-holding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                          SIGNATURE __________________________________________

                          DATE _______________________________________________

                          NAME _______________________________________________
                                             (Please Print)

                          ADDRESS ____________________________________________

                          ----------------------------------------------------
                                           (Include Zip Code)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
       OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE CERTIFICATES SURRENDERED IN CONNECTION WITH THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
    PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalites of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within the time of any payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature ______________________________     Date __________________________

  Questions and requests for assistance or additional copies of this Letter of Transmittal may be directed to:

                    MANUFACTURERS AND TRADERS TRUST COMPANY

                    Manufacturers and Traders Trust Company
                                  50 Broadway
                                   7th Floor
                            New York, New York 10004
                         Attention: Russell T. Whitley